EXHIBIT 99.2

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of

Coach Industries Group, Inc. ("Coach") and Commercial Transportation Manufacturing Corp. ("CTMC") gives effect to the merger between Coach and CTMC under the purchase method of accounting Principle Board Opinion No. 16, Business Combinations. These Pro Forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Coach would actually have been if the merger had in fact occurred on January 1, 2003 nor do they purport to project the results of operations or financial position of Coach for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Coach and CMTC.

The financial statements for the period from January 1, 2003 to September 1, 2003 are derived from unaudited financial statements and will be included in the Form 10-QSB to be filed by Coach for the quarter ended September 30, 2003, with the Securities and Exchange Commission.

You should read the financial information in this section along with Coach's historical financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                          COACH INDUSTRIES GROUP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                SEPTEMBER 1, 2003



                                                                          COMMERCIAL
                                                           COACH        TRANSPORTATION              PRO FORMA ADJUSTMENTS
                                                         INDUSTRIES     MANUFACTURING   ------------------------------------------
                                                         GROUP, INC.         CORP.            DR            CR          PROFORMA
                                                         ------------   --------------  ------------   ------------   ------------
ASSETS

CURRENT ASSETS

   Cash and cash equivalents                             $          3    $     19,506    $              $              $     19,509
   Accounts receivable                                                         22,750                                        22,750
   Inventories                                                     --         175,902                                       175,902
   Prepaid expenses and other current assets                       --          61,140                                        61,140
                                                         ------------    ------------    ------------   ------------   ------------
       Total Current Assets                                         3         279,298              --             --        279,301
                                                         ------------    ------------    ------------   ------------   ------------

PROPERTY AND EQUIPMENT, NET OF
  ACCUMULATED DEPRECIATION , NET                                    0           1,877                                         1,877
                                                         ------------    ------------    ------------   ------------   ------------
                                                                    0           1,877              --             --          1,877

  Goodwill                                                         --              --       1,351,347                     1,351,347
                                                         ------------    ------------    ------------   ------------   ------------
TOTAL ASSETS                                             $          3    $    281,175    $  1,351,347   $         --   $  1,632,525
                                                         ============    ============    ============   ============   ============


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES

   Accounts payable and accrued expenses                 $      8,898    $    137,722    $              $              $    146,620
   Deferred rent                                                   --         124,800                                       124,800
   Warranty reserve                                                --          15,000                                        15,000
   Customer deposits                                               --           5,000                                         5,000
                                                         ------------    ------------    ------------   ------------   ------------
         Total Current Liabilities                              8,898         282,522              --             --        291,420
                                                         ------------    ------------    ------------   ------------   ------------

STOCKHOLDERS' EQUITY (DEFICIENCY)

   Common Stock - ($0.01 Par Value; 50,000,000
   shares authorized; 3,183,706 shares issued
   and outstanding)                                             3,184                                          3,000          6,184
   Additional Paid in Capital                                 951,877                                      1,347,000      2,298,877
   Common stock and Additional Paid in Capital -
   No Par Value; 2,000 shares authorized; 1,450
   shares issued and outstanding                                              580,500         580,500                            --
   Unearned compensation - restricted stock grants           (550,366)             --                                      (550,366)
   Accumulated deficit                                       (413,590)       (581,847)                       581,847       (413,590)
                                                         ------------    ------------    ------------   ------------   ------------
         Total Stockholders' Equity (Deficiency)               (8,895)         (1,347)        580,500      1,931,847      1,341,105
                                                         ------------    ------------    ------------   ------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)  $          3    $    281,175    $  1,931,847    $  1,931,847   $  1,632,525
                                                         ============    ============    ============   ============   ============

                          COACH INDUSTRIES GROUP, INC.

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

            FOR THE PERIOD FROM JANUARY 1, 2003 TO SEPTEMBER 1, 2003


                                                                   COMMERCIAL
                                                      COACH         TRANSPORTATION              PRO FORMA ADJUSTMENTS
                                                    INDUSTRIES      MANUFACTURING    ---------------------------------------------
                                                    GROUP, INC.         CORP.             DR              CR            PROFORMA
                                                   ------------    --------------    ------------     ------------    ------------
REVENUES:

   Limosine modifications and service              $          --    $     596,725                                    $     596,725
                                                   -------------    -------------    -------------   -------------    -------------

COST OF GOODS SOLD:

   Limosine modifications and service                         --          745,193                                          745,193
   Warranty expense                                           --           18,291                                           18,291

                                                   -------------    -------------    -------------   -------------    -------------
      TOTAL COST OF GOODS SOLD                                --          763,484               --              --          763,484
                                                   -------------    -------------    -------------   -------------    -------------

        GROSS PROFIT                                          --         (166,759)              --              --         (166,759)
                                                   -------------    -------------    -------------   -------------    -------------


EXPENSES:

   Selling                                                    --           14,424                                           14,424
   General and Administrative                            191,779          148,418                                          340,197
   Amortization of Restricted Stock -
     Consulting Expense                                  259,634               --                                          259,634
   Rent                                                       --          172,800                                          172,800
   Interest                                                3,159               --                                            3,159
   Other                                                      --           79,446                                            79,446
                                                   -------------    -------------    -------------   -------------    -------------
     TOTAL EXPENSES                                      454,572          415,088               --              --          869,660
                                                   -------------    -------------    -------------   -------------    -------------

LOSS FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES                                          (454,572)        (581,847)              --              --       (1,036,419)

Income taxes                                                  --               --               --              --               --
                                                   -------------    -------------    -------------   -------------    -------------

LOSS FROM CONTINUING OPERATIONS                         (454,572)        (581,847)              --              --       (1,036,419)

   Discontinued operations - gain on disposal            135,100               --                                           135,100
                                                   -------------    -------------    -------------   -------------    -------------

NET LOSS BEFORE EXTRAORDINARY ITEMS                     (319,472)        (581,847)              --              --         (901,319)

   Loss on Settlement of Accounts Payable and
     Notes Payable                                       (94,118)              --                                           (94,118)
                                                   -------------    -------------    -------------   -------------    -------------

NET LOSS                                           $    (413,590)   $    (581,847)   $          --   $          --    $    (995,437)
                                                   =============    =============    =============   =============    =============

BASIC AND DILUTED NET LOSS PER SHARE:

  Loss from Continuing Operations                  $       (1.94)   $         n/a                                     $       (0.32)
  Gain from Discontinued Operations                         0.58              n/a                                              0.04
                                                   -------------    -------------    -------------   -------------    -------------
Net loss per share before extraordinary items              (1.37)             n/a                                             (0.28)

   Extraordinary items                                     (0.40)             n/a                                             (0.03)
                                                   -------------    -------------    -------------   -------------    -------------

NET LOSS PER SHARE                                 $       (1.77)   $         n/a                                     $       (0.31)
                                                   =============    =============   =============    =============    =============

Basic and diluted weighted average common
  shares outstanding                                     233,957              n/a                                         3,233,957
                                                   =============    =============   =============    =============    =============

                             COACH INDUSTRIES GROUP, INC.

                           UNAUDITED PRO FORMA ADJUSTMENTS

                                                        DR               CR
                                                     ---------       ----------
Goodwill                                             1,351,347
Common Stock and Additional Paid in Capital            580,500
   Retained Earnings                                                    581,847
   Common Stock                                                           3,000
   Additional Paid in Capital                                         1,347,000

Issuance of 3 million shares of common stock for purchase od Commercial Transportation Manufacturing Corp.